                                                                   Exhibit 10.21
                              [WORLDCOM(SM) LOGO]
                            WORLDCOM DATA SERVICES
                                (REVENUE PLAN)

          This Application for Data Services (the "Agreement") is made by NETCO COMMUNICATIONS CORPORATION, ("Customer"), a Minnesota corporation with its principal office at 333 N. Washington Avenue, Minneapolis, MN 55401, ("Customer"), and WORLDCOM, INC., a Georgia corporation ("WorldCom"), for service described below.

1.  SERVICES:  Interexchange telecommunications service (the "Private Line
    --------
Service") and frame relay service (the "Frame Relay Service") and ATM Service (the "WorldCom ATM Service") shall be provided by WorldCom pursuant to the applicable tariffs of WorldCom Network Services, Inc., a wholly-owned subsidiary of WorldCom, (the "Tariffs"). The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Service furnished to Customer. For purposes of this Agreement, Private Line Service Frame Relay Service and ATM Service shall be collectively referred to as the "Service".

The ATM Service may include the following: (i) equipment necessary to support the ATM Service including equipment located on Customer's premises and equipment located on WorldCom's premises, (ii) local access facilities, (iii) a Network Node (as described below) for each location requiring connectivity to the WorldCom network, and (iv) maintenance of the equipment and services provided by WorldCom. A "Network Node" includes a port connection, i.e., access to the WorldCom network, and the permanent virtual circuits assigned to said port. ATM Service configurations for each Network Node shall be described on WorldCom's Service Orders in effect when the Service is ordered. Charges for ATM Service shall be established by relevant Service Orders.

2.  TERMS AND CONDITIONS:  The parties agree that the terms and conditions of
    --------------------
this Agreement shall supplement, or to the extent they are inconsistent with the Tariffs, supersede the terms and conditions of the Tariffs.

3.  MINIMUM MONTHLY COMMITMENT:  Commencing as of the Commitment Commencing Date
    --------------------------
set forth below and continuing through the Commitment Ending Date below, Customer agrees to maintain each month: (i) the aggregate base rate charges for Domestic Private Line Service (before the application of discounts) and/or
(ii) the aggregate base rate charges for Domestic Frame Relay Services (before the application of discounts) and (iii) the aggregate base rate charges for Domestic ATM Services (before the application of discounts) (collectively the "Aggregate Base Rate Charges") as follows:

     Minimum Monthly Commitment:        $250,000.00
     (Based on the Customer's monthly Qualifying Charges for Service before the application of discounts)

4.  REVENUE PLAN SERVICE TERM/COMMENCEMENT/COMMITMENT:
    -------------------------------------------------
     Customer Commitment Period:        Thirty-Six (36) Month(s)

     Commencement Date: For the purposes of this Agreement, the "Commencement Date" will be the next billing cycle following the date this Agreement has been fully executed by both parties and Customer has received a satisfactory credit review and approval from WorldCom's Credit Department, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "Credit Review").

     Commitment Commencement Date: is to be nine (9) months following the Commencement Date above

     Commitment Ending Date: is to be thirty-six (36) months following the Commitment Commencement Date above

Terms and conditions contained herein will be offered for fifteen (15) days from May 28, 1997 Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite 400, Jackson, MS 39201

5.  APPLICATION OF DISCOUNTS: Commencing as of the Commencement Date set forth
    ------------------------
in Section 4 above and continuing through the Commitment Ending Date, WorldCom agrees to aggregate: (i) monthly Qualifying Charges for Private Line Service (before the application of discounts), and (ii) monthly recurring Network Node charges for Frame Relay Service (before the application of discounts) and (iii) monthly recurring Network Node charges for ATM Service (before the application of discounts) in determining Customer's monthly revenue level and corresponding discount for Private Line Service, Domestic Frame Relay Service and Domestic ATM Service.

6.  PROPRIETARY INFORMATION:
    -----------------------

    (a)  Confidential Information: The parties understand and agree that the
         ------------------------
terms and conditions of this Agreement, all documents referenced and invoices to Customer for Service provided hereunder, communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to Customer for any Service proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential as between Customer and WorldCom.

    (b) Limited Disclosure: A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to legal process, or to any party other than the directors, officers, and employees of a party or a party's agents including their respective brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

    (c)  Press Releases:  The parties further agree that any press release,
         --------------
advertisement or publication generated by a party regarding this Agreement, the Service provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

    (d)  Survival of Confidentiality:  The provisions of this Section 6 will be
         ---------------------------
effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination of all Service hereunder.

7.  LETTER OF AGENCY ("LOA"):  The Undersigned [duly authorized representative
    ------------------------
of Customer] hereby authorizes WorldCom, if requested by Customer, to provision Customer's Local Access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

8.  PRICING:  (a)  Rates and discounts for domestic Private Line Service and
    -------
domestic Frame Relay Service during the Service Commitment Period are as described below.

    (b) Rates and discounts for International Frame Relay Service shall be as described below.

    (c) Rates and discounts for International Private Line Service shall be as described in the applicable tariffs.

    (d)  Rates for ATM shall be as described below.

A.  WORLDCOM PRIVATE LINE - DS-1 PRICE SCHEDULE
    -------------------------------------------
    (based on thirty-six (36) month's($250,000) Total Minimum Monthly
    Commitment)

    MILES                               VGE
    -----                               ---
    1-250                              .10
    251-999                            .0975
    1000+                              .095

    Note: There is a $250.00 per DS-1 minimum. Pricing above is valid between Tier A & B cities only.

B.  WORLDCOM PRIVATE LINE - DS-3 PRICE SCHEDULE
    -------------------------------------------
    (based on thirty-six (36) month(s), $250,000/Total Minimum Monthly
    Commitment)

Terms and conditions contained herein will be offered for fifteen (15) days from May 28, 1997 Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite 400, Jackson, MS 39201

    MILES                               VGE
    -----                               ---
    1-200                              .059
    201-500                            .052
    501-1000                           .0505
    1001+                              .0495

    Note: There is a $2,500.00 minimum per DS-3. Pricing above is valid between Tier A cities only.

C.  WORLDCOM FRAME RELAY NETWORK NODE BASE RATES (Domestic U.S. Only)
    --------------------------------------------

                                           Monthly Recurring
    Port Speed (Kbps)                      Network Node Base Rates
    -----------------                      -----------------------
    56/64                                        $  192.60
    128                                          $  360.00
    256                                          $  424.80
    384                                          $  626.40
    512                                          $  792.00
    768                                          $1,015.20
    1024                                         $1,267.20
    1536                                         $1,598.40

    WORLDCOM FRAME RELAY CIR BASE RATES (Domestic U.S. Only)
    -----------------------------------

                                           Monthly Recurring
    CIR (Kbps)                             CIR Base Rates
    ----------                             --------------
    16                                          $16.30
    32                                          $31.80
    48                                          $46.10
    64                                          $53.00
    Greater than 64                             $53.00 for the first 64Kbps plus
                                                $13.25 for every additional
                                                16Kbps increment

    WORLDCOM DOMESTIC FRAME RELAY DISCOUNTS
    ---------------------------------------

    (based on thirty-six (36) month(s), $250,000/Total Minimum Monthly
    Commitment)

    Monthly Volume                                 Discount
    --------------                                 --------
    $250,000                                       29%

D.  WORLDCOM INTERNATIONAL FRAME RELAY DISCOUNTS
    --------------------------------------------
    (based on thirty-six (36) month(s), $250,000/Total Minimum Monthly
    Commitment)

    Monthly Volume                                 Discount
    --------------                                 --------
    $250,000                                       30%

    Note: Rates for International Frame Relay will be as set forth in Exhibit 1, attached hereto and incorporated herein as reference.

E.  WORLDCOM INTERNATIONAL PRIVATE LINE DISCOUNTS
    ---------------------------------------------
    (based on thirty-six (36) month(s), $250,000/Total Minimum Monthly
    Commitment)

    Monthly Volume                                 Discount
    --------------                                 --------

Terms and conditions contained herein will be offered for fifteen (15) days from May 28, 1997 Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite 400, Jackson, MS 39201

    $250,000                                                     21%

    Note: Rates for International Private Line Service shall be as described in the applicable tariffs.

F.  WORLDCOM DOMESTIC NNI RATES AND DISCOUNTS
    -----------------------------------------
    (based on thirty-six (36) month(s), $250,000/Total Minimum Monthly
    Commitment)

    Monthly Volume                                 Discount
    --------------                                 --------
    $250,000                                       29%

    Note:  Base pricing per DS-1 private port is $1,093.50.

G.  WORLDCOM DOMESTIC ATM RATES AND DISCOUNTS
    -----------------------------------------
    (based on thirty-six (36) month(s), $250,000/Total Minimum Monthly
    Commitment)

    DS-3 port - $8,000.00

    Per Meg VBR (Variable Bit Rate)
    -------------------------------
    1-8                $550.00
    9-19               $250.00
    20-29              $150.00
    30+                $100.00

    Monthly Volume                        Discount
    --------------                        --------
    $250,000                              40%


 9.  WAIVER OF DOMESTIC PRIVATE LINE INSTALLATION CHARGES:
     ----------------------------------------------------
Commencing with the Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom domestic installation charges and LEC installation charges (collectively "Installation Waivers" in an amount not to exceed three (3) times the Monthly Recurring IXC charges for domestic Private Line Service ordered following the Commencement Date (the "New Service"). In the event that Customer terminates this Agreement prior to the Commitment Ending Date, WorldCom may debit Customer's account in the amount of such Installation Waivers.

10.  WAIVER OF DOMESTIC FRAME RELAY INSTALLATION CHARGES:
     ---------------------------------------------------
Commencing with the Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom domestic installation charges and LEC installation charges (collectively "Installation Waivers") in an amount not to exceed three (3) times the Monthly Recurring Network Node and PVC charges for domestic Frame Relay Service ordered following the Commencement Date (the "New Service"). In the event that Customer terminates this Agreement prior to the Commitment Ending

Date, WorldCom may debit Customer's account in the amount of such Installation Waivers.

11.  WAIVER OF INTERNATIONAL PRIVATE LINE INSTALLATION CHARGES:
     ---------------------------------------------------------
Commencing with the Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom U.S. 1/2 Channel installation charges only (collectively "Installation Waivers") in an amount not to exceed three (3) times the Monthly Recurring IXC charges for international Private Line Service ordered following the Commencement Date (the "New Service"). In the event that Customer terminates this Agreement prior to the Commitment Ending Date, WorldCom may debit Customer's account in the amount of such Installation Waivers.

12.  WAIVER OF INTERNATIONAL FRAME RELAY INSTALLATION CHARGES:
     --------------------------------------------------------
Commencing with the Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom international Frame Relay installation charges for PORT/PVC charges and foreign LEC charges only (collectively "Installation Waivers") in an amount not to exceed three (3) times the Monthly Recurring Network Node and PVC charges

Terms and conditions contained herein will be offered for fifteen (15) days from May 28, 1997 Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite 400, Jackson, MS 39201

13. for International Frame Relay Service ordered following the Commencement Date (the "New Service"). In the event that Customer terminates this Agreement prior to the Commitment Ending Date, WorldCom may debit Customer's account in the amount of such Installation Waivers.

14.  FACILITY NOTIFICATION/MINIMUM MONTHLY COMMITMENT REDUCTIONS:
     -----------------------------------------------------------

A. FACILITY NOTIFICATION: WorldCom will notify Customer within fifteen (15) days of the date of Customer's placement of such order for Service (the "Order Placement Date") in the event that facilities are not available to provide the Customer requested Service by the requested due date. WorldCom Notification to Customer of a WorldCom facility problem within fifteen (15) days of Order Placement Date does not relieve Customer of Minimum Monthly Commitment.

B. MINIMUM MONTHLY COMMITMENT REDUCTIONS: In the event WorldCom is unable to provide Customer with ordered facilities within forty-five (45) days of Customer's placement of such order to domestic Tier A cities as noted in Section IV 9.01 of FCC #9 Tariff or within one hundred and twenty (120) days of Customer's placement of such order to WorldCom-owned international Frame Relay switch facilities (the "Qualifying Facilities"), then WorldCom shall reduce Customer's Minimum Monthly Commitment in an amount equal to the monthly recurring charge for such Qualifying Unprovided Facilities upon Customer's prior written notice to WorldCom of the Unprovided Facilities upon Customer's prior written notice to WorldCom of the existence of such Qualifying Unprovided Facilities.

ENTIRE AGREEMENT:  This Agreement (including any documents incorporated herein
----------------
by reference) constitutes the entire understanding between the parties and supersedes any prior agreements and proposals between the parties, whether oral or written, for Service provided hereunder.

WORLDCOM, INC.                  NETCO COMMUNICATIONS CORPORATION


/s/  FRANK M. GRILLO            /s/  EDWARD J. DRISCOLL
--------------------            -----------------------
(Authorized Signature)          (Authorized Signature)


FRANK M. GRILLO                 EDWARD J. DRISCOLL
--------------------            -----------------------
(Print Name)                    (Print Name)


7/18/92                         6/5/97
--------------------            -----------------------
(Date Received)                 (Date Signed)

Terms and conditions contained herein will be offered for fifteen (15) days from May 28, 1997 Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite 400, Jackson, MS 39201